SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2003

FAMOUS DAVE’S OF AMERICA, INC. (Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8091 Wallace Road, Eden Prairie, MN	55344
(Address of principal executive offices)	(Zip Code)

(952) 294-1300 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Famous Dave’s of America, Inc. Press Release dated July 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

On July 7, 2003, Famous Dave’s of America, Inc. issued a press release that included financial information for the second quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.
Date: July 7, 2003	By: /s/ Kenneth Stanecki Name: Kenneth Stanecki Title: Chief Financial Officer